UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 28, 2004
                                ----------------
                Date of Report (Date of earliest event reported)

                                PhotoMedex, Inc.
                                ----------------
             (Exact name of Registrant as specified in its charter)

         Delaware                      0-11635                   59-2058100
         --------                      -------                   ----------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

             147 Keystone Drive, Montgomeryville, Pennsylvania 18936
             -------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (215) 619-3600
                                 --------------
               Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On October 28, 2004, the Registrant reported its results of operations for its third quarter ended September 30, 2004. A copy of the press release issued by the Registrant concerning the foregoing results is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information set forth under "Item 2.02 Results of Operations and Financial Condition", including the accompanying Exhibit 99.1, is being furnished in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or be otherwise subject to the liabilities of that section or Sections 11 and 12 (a) (2) of the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

      99.1  Press Release, dated October 28, 2004.


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

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 PHOTOMEDEX, INC.

Dated: October 28, 2004                          By: /s/Jeffrey F. O'Donnell
                                                     ---------------------------
                                                     Jeffrey F. O'Donnell
                                                     Chief Executive Officer


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

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number     Description
--------------     -----------

   99.1 Press release, dated October 28, 2004, regarding the announcement of the Company's third quarter of 2004 earnings.


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